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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

             We consent to the use of our report dated June 10, 1999 with respect to the financial statements of KD Sistemas de Informacao Ltda. in the Registration Statement (Form S-1) and related Prospectus of StarMedia Network, Inc. for the registration of its common stock.

                                                    ARTHUR ANDERSEN S/C
                                                    /s/ Arthur Andersen s/c


Rio de Janeiro, Brazil
September 23, 1999